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                                                                 EXHIBIT 10.40.2


                                    April 30, 1998


Robert L. Capizzi, M.D.
100 Turnbridge Circle
Haverford, PA  19041

          Re:  AGREEMENT DATED AS OF MARCH 4, 1996, AS AMENDED (THE "AGREEMENT")
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Dear Dr Capizzi:

The purpose of this letter is to confirm our arrangements to extend your consulting relationship with U.S. Bioscience by modifying the Agreement in certain respects, as follows. All capitalized terms used, and not otherwise defined, herein are used as defined in the Agreement.

As provided in the Agreement, your Consulting Term would terminate on May 31, 1998. We are very pleased that you have agreed with U.S. Bioscience to extend the Consulting Term for an additional year, through May 31, 1999.

Except as modified by this letter, the parties agree that the Agreement is confirmed to be and shall remain in full force and effect.

Please indicate your acceptance of the terms set forth in this letter in the space provided below and return it to me. An additional executed copy of this letter is enclosed for your file.

                         Sincerely yours,

                         U.S. Bioscience, Inc.


                         By:   /s/ C. Boyd Clarke
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                               C. Boyd Clarke
                               President and Chief Executive Officer
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Robert L. Capizzi, M.D.
April 30, 1998
Page 2

Accepted and agreed as of the 30th day of April, 1998:



      /s/ Robert L. Capizzi
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      Robert L. Capizzi, M.D.